Supplement dated June 28, 2024

to the Updating Summary Prospectus and Prospectus dated May 1, 2024 for Great-West Smart Track® Advisor Variable Annuity contract

Issued by Empower Life & Annuity Insurance Company of New York

Variable Annuity- 2 Series Account

Supplement dated June 28, 2024

to the Updating Summary Prospectus and Prospectus dated May 1, 2024 for Schwab Advisor Choice Variable Annuity contract

Issued by Empower Life & Annuity Insurance Company of New York

Variable Annuity- 1 Series Account

This Supplement amends certain information in your variable annuity contract (“Contract”) prospectus (the “Prospectus”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

Important Notice Regarding the Reorganization of the Empower Ariel Mid Cap Value Fund

The Board of Directors of Empower Funds, Inc. (“Empower Funds”), approved an Agreement and Plan of Reorganization (the “Reorganization”) to merge the Empower Ariel Mid Cap Value Fund (the “Target Fund”) into the Empower Mid Cap Value Fund (the “Acquiring Fund”), see table below. It is anticipated that the Reorganization will take place on or about October 25, 2024, or on such other date as the officers of Empower Funds determine (the “Closing Date”). The Reorganization does not require shareholder approval and is anticipated to be a tax-free reorganization for U.S. federal income tax purposes.

Target Fund and Corresponding Share Class	Acquiring Fund and Corresponding Share Class
Empower Ariel Mid Cap Value Fund, Investor Class	Empower Mid Cap Value Fund, Investor Class

On the Closing Date, after the close of business, your Annuity Account Value in the Sub-Account invested in the Target Fund at the time of the Reorganization will become invested in the Sub-Account that invests in the corresponding class of the Acquiring Fund, and the Target Fund will liquidate, cease operations, and will no longer be available for investment. You may continue to allocate or transfer into or out of the Target Fund until the Closing Date. Unless you instruct us otherwise, any allocation instruction you have on file that includes the Target Fund will be automatically updated with the corresponding Acquiring Fund after the Closing Date.

Your rights and obligations under the Contract and your Annuity Account Value will not change as a result of the Reorganization. The fees and charges under the Contract will not change and there are no tax consequences to you as a result of the Reorganization.

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As of the Closing Date, this Supplement amends your Prospectus by removing all references to the Target Fund as an investment option under the Contract.

If you have any questions regarding this Supplement or if you wish to receive prospectuses for the Acquiring Fund, or other Funds available under your Contract, you may contact us by writing or calling Protective Life at P.O. Box 1854, Birmingham, AL 35201-1854 or toll free at 1-877-723-8723. You may also obtain Acquiring Fund and other Fund prospectuses online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Closing Date.